GRAPHJET TECHNOLOGY



Investor Presentation

February 2023

Disclaimer

GRAPHJET TECHNOLOGY

This investor presentation (together with oral statements made in connection herewith, this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Proposed Business Combination") between Energem Corp. ("Energem") and Graphjet Technology (the "Company" or "Graphjet") and for no other purpose. The information contained herein does not purport to be all-inclusive and none of Energem, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this Presentation should make their own evaluation of the Company and of the relevance and accuracy of the information and should make such other investigations as they deem necessary.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Energem, the Company, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made expect by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"). You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. Neither the SEC nor any state securities regulator have approved or disapproved of the securities or determined if this Presentation is truthful or complete.

The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

This Presentation and information contained herein or disclosed orally during the Presentation constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Energem and the Company and is intended for the recipient hereof only.

Use of Data

Certain information contained in this Presentation relates to or is based on the Company's own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source and none of Energem, the Company **[or the Placement Agents]**, nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information.

Forward Looking Statements

Certain statements in this Presentation may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Energem's or the Company's future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Energem and its management, and the Company and its management, as the case may be, are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Energem nor the Company undertakes any duty to update these forward-looking statements.

Financial Information

The financial information and data contained in this Presentation may be unaudited and not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the registration statement to be filed by Energem and Graphjet with the SEC.

Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding.

Disclaimer

Additional Information

Energem submitted with the SEC a proxy statement / prospectus on Form S-4 relating to the Proposed Business Combination, which will be mailed to Energem's shareholders once definitive. This Presentation does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination. Energem's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and the amendments thereto and the proxy statement / prospectus and other documents filed in connection with the Proposed Business Combination, as these materials will contain important information about the Company, Energem and the Proposed Business Combination. When available, the proxy statement / prospectus and other relevant materials for the Proposed Business Combination will be mailed to shareholders of Energem as of a record date to be established for voting on the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to Graphjet at No L4-E-8 Enterprise 4 Technology Park Malaysia, Bukit Jalil, 57000 Kuala Lumpur, Malaysia or to Energem at Energem Corp., Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South 59200 Wilayah Persekutuan, Kuala Lumpur, Malaysia.

Participants in the Solicitation

Energem and its directors and executive officers may be deemed participants in the solicitation of proxies from Energem's shareholders with respect to the Proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Energem is contained in Energem's Registration Statement on Form S-1, as effective on November 15, 2021, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Energem at Energem Corp., Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South 59200 Wilayah Persekutuan, Kuala Lumpur, Malaysia. Additional information regarding the interests of such participants will be contained in the proxy statement / prospectus for the Proposed Business Combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Energem in connection with the Proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Business Combination will be included in the proxy statement / prospectus for the Proposed Business Combination when available.

Private Placement

Any potential PIPE financing described herein has not been and will not be registered under the Securities Act, or any applicable state securities laws. This Presentation is being furnished solely in reliance on applicable exemptions from the registration requirements under the Securities Act. If the Proposed Business Combination is closed, the PIPE financing will be offered and sold only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) and institutional "accredited investors" (as defined in Rule 501(a)(1), (2),(3) or (7) promulgated under the Securities Act) upon the consummation of the Proposed Business Combination. This Presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities that shall constitute the PIPE financing described herein, nor shall there be any offer, solicitation, or sale of any such securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. Before you invest you should undertake your own diligence regarding the Proposed Business Combination.

Trademarks

The Company has proprietary rights to trademarks used in this presentation that are important to its business, many of which are registered under applicable intellectual property laws. This presentation also contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ®, ™ or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent permitted under applicable law, its rights or the right of the applicable licensor to these trademarks, trade names and service marks. The Company does not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, any other parties.

GRAPHJET TECHNOLOGY

The World's First Agricultural Waste Graphite/Graphene Producer

- Transforming an abundant and renewable waste product, palm kernel shells, into the highest quality artificial graphite and graphene materials critical to EV batteries, semiconductors, medical technology, etc.
- Proprietary manufacturing technology
  - Up to 83% reduction in carbon footprint
  - Up to 80% reduction in cost
- Contract manufacturing in place with a growing pipeline of customers and prospective customers
- A secure source of supply to U.S. technology customers from reliable production sites in trade friendly Malaysia
- Frost & Sullivan 2023 Awards for Technology Innovation Leadership, Entrepreneurship and Market Leadership in the Graphite and Graphene Industry


GRAPHJET
NASDAQ CONGRATULATES
GRAPHJET TECHNOLOGY &
ENERGEM CORP
ON THE FILING OF THEIR
REGISTRATION STATEMENT
GRAPHJET
ENERGEM
Nasdaq

Transaction Summary

GRAPHJET TECHNOLOGY

Offering Size

- Energem Corp. (NASDAQ:ENCP), a publicly listed SPAC with approximately $19 M of cash held in trust.
- Energem Corp entered into a business combination agreement with Graphjet on August 1, 2022.
- Seeking a commitment via PIPE

Valuation

- Pre-money valuation of $1.38B on Graphjet
- Implies a discount to peer trading levels

Pro-Forma Ownership*

- ~91.75% existing Graphjet shareholders
- ~4.02% SPAC public shareholders
- ~2.39% SPAC sponsor shareholders
- ~1.84% Other Shareholders

Closing On Cash Condition

No minimum cash on closing requirement

SPAC Management Team



Kok Seong Wong
Chairman & Director Nominee

Chartered Accountant and a member of ACCA. With 15 year's experience in the UK. Since January 2016, Mr. Wong has been serving as Managing Partner in Hasnan THL Wong & Partners.



Swee Guan Hoo
Chief Executive Officer & Director

Mr. Hoo brings more than 12 years of accounting and finance experience as a registered and certified professional accountant with CPA Australia and Malaysian Institute of Accountants.



Doris Wong Sing Ee
Executive Director

20+ years of experience in management across various industries ranging from oil and gas, property development, solar, engineering, advertising and food and beverage. She specializes in business development, strategic consultancy and corporate advisory in mergers and acquisition and joint ventures across Malaysia, Singapore, China, Japan, Thailand and Indonesia.

* Reflects the redemption of $9.60 million Energem Class A Ordinary Shares with an aggregate of approximately $98.06 million from the Trust Account.

Team Overview

Our team is dedicated to clean and sustainable manufacturing of graphene and graphite materials using renewable waste products.



Lim Hooi Beng

Chairman

- Major shareholder and founder of Graphjet Technology Sdn Bhd.
- Extensive business networks in Asian Pacific Region and has 20+ years experience in financial industries.



Aw Jeen Rong

Executive Director

- Mr. Aw was appointed by a public listed company as a consultant to assist on expanding the group business to wide range of industries.
- Has years of experience in business development and cutting-edge businesses.



Lee Ping Wei

Chief Executive Officer

- Over 10 years of experience in the engineering, construction, property development, telecommunications, energy and utilities industries.
- Completed and managed multi-billion high value listings in China, Hong Kong and Malaysia.



Liu Yu

Head Of Research

- Vast Knowledge in biodiesel, base oil, and heavy oil, and holds a number of patents and utility innovations from China and Malaysia.
- Extensive experience in the field of mining and investment fund management.

Investment Highlights

- Growing global market for graphite and graphene necessary for critical applications in EVs and technology
- The global market for graphite was $17.5 billion in 2022, reaching a projected $25.0 billion in 2027 (CAGR of 7.3%)
- Agricultural waste feedstock reduces carbon footprint by up to 83% and provides a sustainable business model
- Vertical integration reduces material costs by ~80%
- High demand for graphite and graphene and significantly reduced costs drive competitive sales model
- Opportunity to double capacity with higher margin facilities owned directly in addition to current contract manufacturing capacity
- A strong ESG proposition correlates with higher equity returns, from both a tilt and momentum perspective


GRAPHJET
TECHNOLOGY

Graphite & Graphene Overview

- **Graphite** is used in steel manufacturing and electronics such as smartphones.
  - Graphite, a strong **heat and energy conductor**, is used in electrical devices such as electrodes, batteries, and solar panels
  - Graphite ranks above even lithium as the key ingredient in the **lithium-ion battery**
- **Graphene** is a high-profile revolutionary new material known for high conductivity, high strength and ultra-light weight also known as the "**black gold**" and the "**king of new materials**"
  - A two-dimensional carbon nanomaterial with a hexagonal honeycomb lattice composed of carbon atoms and SP2 hybrid orbitals
  - Used in automobile composition and coating, **biomedical equipment**, electronics and home appliances, energy storage, **electric vehicle batteries**, strength enhancement, sensors, **semiconductors**, etc


250x
more conductive than silicon.
1.4x
as conductive as copper.
200x
stronger than steel.
5x
thinner than other carbon composite materials.

Image Source: NanoGrafi

Graphene Properties

The King of New Materials in the 21st Century

High Electric Conductivity

100 times better than silicon crystal or Nano-carbon

High Thermal Conductivity

10 times better than metals such as copper and aluminium

High Strength (Hardness)

Exceeds that of diamond, and the fracture strength is 100 times that of steel

High Transparency Level

Light transmittance up to 97.7%

High Specific Surface Area

Per gram is 1130m² higher than that of activated carbon, reaching 2630m2/g

Graphene Applications

Graphene is integral in the manufacturing of the high-technology products of the future.



Lithium Battery
High Frequency Transistor
DNA Sequencing
Aerospace
Carbon Based Computer Device
Molecular Detection & Imagery
Electric Circuitry
Thin-Film Transistor
Medical
Heat Dissipation

Graphjet Proprietary Production & Manufacturing

GRAPHJET TECHNOLOGY

Graphjet expects to open its first manufacturing plant in the Kuantan district of Pahang State with **an annual output of 10,000 tons of graphite and 60 tons of graphene by processing 30,000 tons of dried palm kernel waste.**

We currently manufacture using a contract manufacturing facility.

Graphjet cares about the environment. Our processes use green technology for production eliminating emissions and pollutions.



Graphjet Palm Kernel Shell Graphene

- Graphjet produces its own graphite, used as raw material to make graphene
- **Patented Technology** enables Graphjet to produce graphene cost-effectively and market it at about **80% less** than current **market price**
- Graphjet produces higher purity graphene than traditional sources
- Graphjet can remove the market volatility due to production inputs
- Graphene will be broadly available at lower cost, enabling worldwide technology advancement

Palm Kernel Based Graphene Production Flow Chart



Palm kernel shell (Raw biomass)
Drying and crushing
Blending of Medium and Additive
Catalyst fermentation
Thermal cracking
Palm kernel-based man-made graphite
Material shaping
High temperature graphitization
Palm kernel-based composite man-made graphite
Graphene preparation
Palm kernel-based Graphene

A Globally Responsible Feedstock

Malaysia is the second largest palm kernel shell supplier in the world.

Global Palm Oil Production



100
80
60
40
20
0
Production in million metric tons
56.38
59.3
61.75
58.92
65.17
70.51
74.13
72.94
73
75.5
2012/13
2013/14
2014/15
2015/16
2016/17
2017/18
2018/19
2019/20
2020/21
2021/22*

The top five (5) palm oil production by country is anticipated as follows:



Nigeria
Colombia
Thailand
Malaysia
Indonesia
Country
0
10,000,000
20,000,000
30,000,000
40,000,000
50,000,000
Metric Tons

Malaysia is the second largest palm kernel shell waste producer, generating ~5.0 million tons of palm kernel shells annually.

The Potential Amount of Palm Graphite in Malaysia

GRAPHJET TECHNOLOGY

30,000 Tons

Dried palm kernel shells (after removal of waste moisture)





=

10,000 Tons

Palm Based Graphite



and

60 Tons

Palm Based Graphene



At current levels of palm oil production, Malaysia will annually generate enough palm kernel shells to supply about 5 million tons of **dried palm kernel shells.**

The resources or supply of palm kernel shell guarantees a **sustainable green and recyclable** source for the production of graphite and graphene.

Source: Company filings

Lower Cost Graphite Feedstock

Graphjet method of production for graphite is the most cost effective and ready to produce at scale.







Graphite Source	Mineral	(Commodity) Artificial Coal / Petroleum Based	Palm Kernel Shell Graphite
Resource Type	Natural resources (limited resources)	Artificially made (limited resources)	**Unlimited**
Price (USD/ ton)	$8,000 to $11,000 High	$20,000 High, Volatile Market	**$4,545** Cost Effective
Mass Production	Yes	Yes but limited to coal mining / crude oil refinery and volatile prices	**Yes** Annual Palm Kernel Shell production in Malaysia 5m Tons

Source: Market data and company estimates

Higher Purity, Lower Cost Graphene

Graphjet easily sources our own raw material therefore we are able to produce at significantly **lower cost and at higher quality** compared to existing market suppliers.





Graphene Source	Mineral	Palm Kernel Shell Graphene
Single Layer Ratio	95-99%	**99%**
Purity	95% - 99%	**99.++%**
Diameter Consistency	Low	**High**
Direct Material Cost (USD/ton)	6,000 to 10,000	**3,498 (made by Graphjet)**
Price (USD/gram)	$167 to $450	**$15**

*Note: Exclusion of the coal/petroleum based artificial graphite source in this comparison table because it is not used in the industry to produce graphene.

Reduced Carbon Footprint

Graphjet's proprietary palm kernel shell graphite production reduced carbon emissions by up to 83% over competitors

Producing 1 kg of graphite generates the following carbon emissions:

Natural Graphite Canada	9.2 kg CO_2 eq.
Natural Graphite China	16.8 kg CO_2 eq.
Synthetic Graphite China	17.0 kg CO_2 eq.
Palm Based Graphite Malaysia	2.95 kg CO_2 eq.

Source: Norton Graphite Minviro Life Cycle Assessment February 2022

Global Market Value of Graphite

- The global graphite market is anticipated to grow at an **8.5% CAGR** from 2021 to 2031, **to USD $50 billion**
- Graphite is a vital cathode material used in EV batteries required to support the growth of EV manufacturing
- Overall, the market is slated to expand 2.3X over the next 10 years, thereby offering immense opportunities to market participants
- Augmenting demand from the developing lithium-ion battery industry is rising steel production in Asia and the Middle East

Graphite Industry Report Scope

Attribute	Details ($ in USD)
Market Size Value in 2021	$22 B
Market Forecast Value for 2031	$50 B
Global Growth Rate	CAGR 8.5%
North America Market Size in 2021	$4.7 B
Latin America Market Size in 2021	$1.2 B
Europe Market Size in 2021	$3.6 B
East Asia Market Size in 2021	$7.1 B
South Asia & Oceania Market Size in 2021	$3.8 B
Middle East and Africa Market Size in I 2021	$1.5 B

Source: Fact.MR

Massive Global EV Market Market

- The dynamic EV market is the forefront of carbon reduction and clean energy initiatives
- Automakers sold 6.6 million plug-in electric cars in 2021, more than double the 3.0 million sold in 2020.
- The global EV market is forecasted to grow at an estimated 29% CAGR 2020 to 2030, driven by
    - Supportive government policies and regulations
    - Increasing investments by leading automotive OEMs
    - Rising environmental concerns
    - Advancement in charging systems technologies
- Lower cost, higher performance batteries key to EV market growth



Source: IEA Global EV Outlook 2021; Deloitte Insights Electric Vehicles: Setting a course for 2030

Global Market Value of Graphene

GRAPHJET TECHNOLOGY


Global Graphite Market Size
Global graphite market size and forecast, 2017-2026F
KMT
Natural graphite
Synthetic graphite
+12.6%
+12.4%
998.0
1,253.0
1,308.0
1,267.0
1,605.0
1,835.2
2,142.8
2,425.9
2,669.6
2,932.5
897.0
1,120.0
1,100.0
966.0
1,000.0
1,024.5
1,105.1
1,191.0
1,286.6
1,406.8
101.0
133.0
208.0
301.0
605.0
810.7
1,037.7
1,234.9
1,383.0
1,525.7
2017
2018
2019
2020
2021
2022F
2023F
2024F
2025F
2026F


Global Graphene Market Size
Global graphene market size and forecast, 2017-2026F
USD Million
+45.9%
+36.9%
78.0
104.6
131.9
205.5
353.2
584.2
897.5
1,242.2
1,623.7
2,054.8
2017
2018
2019
2020
2021
2022F
2023F
2024F
2025F
2026F

Growing product demand in application industries including electronics, biomedical technologies, energy storage, composites & coatings, and water & wastewater treatment is likely to fuel the market growth. Graphene exhibits an ability to improve the charge rate and energy capacity of modern-day rechargeable batteries. In addition, graphene is highly beneficial in improving the lifespan of lithium-ion batteries and helps reduce the overall weight of the battery assembly. Thus, the growing use of graphene in the EV industry is expected to propel market growth.

Source: Grandview Research

Global Graphite Sourcing Comparison

GRAPHJET TECHNOLOGY

	Graphjet Technology Sdn Bhd	Talga Resources Ltd	Versarien PLC	Saint Jean Carbon INC	Fangda Carbon New Material Co., Ltd	Baotailong New Materials Co Ltd
Headquarters	Malaysia	Australia	UK	Canada	China	China
Year of Establishment	2019	2009	2010	1997	1965	2003
Raw Materials	Biomass	Natural Graphite	Hydrocarbon Gases	Natural Graphite	Natural Graphite	Natural Graphite
Production Capacity	60 ton/year (Graphene) 10,000 tons/year (Graphite)	8,500 ton/year (Graphene)	100 ton/year (Graphene)	5,000 ton/year (Graphene)	15,400 ton/year (Graphene)	150 ton/ year (Graphene)
Cost	Low	Medium-High	High	Medium-High	Medium-High	Medium-High
Volume Production Feasibility	●	●	◑	●	●	◕
Commercialization Prospect	★★★★	★★★	★★	★★★	★★★	★★★
Price	Medium	High	High	High	Low	low
Quality	High	High	High	High	Low	Low
CO_2 Emissions	Low	Medium	Medium	Medium	High	High
Sustainability	★★★★	★★	★★★	★★	★★	★★

Source: Frost & Sullivan

Sample Customers and Letters of Intent

Sample Letters of Intent Supporting Sales Projections 2023-2027

Letter of Intent Counterparty	AG Power Solutions Co. Ltd	Toyoda Trike Inc.	Ann Joo Steels Berhad	Chemrex Corporation Sdn Bhd
Graphite	50,000 tons	100,000 tons	TBD	TBD
Graphene	5 tons	30 tons	TBD	TBD

- Graphjet executed its first supply agreement on August 1, 2022 with Toyoda Trike Inc.
- Toyoda Trike Inc. will source graphite and graphene in an aggregate amount of revenue of $30 million for their carbon neutral mobility product
- The order is expected to be realized after final terms have been agreed upon, which is expected to occur by end of December or sooner, with the delivery of materials within six months after the confirmation.

Signed Offer Letter with Government for Factory

GRAPHJET TECHNOLOGY

Production Facility in Malaysia

- The new 20-acre plant integrated upstream and downstream plant expected to be completed within 18 to 20 months from the closing of the business combination
- Expected to generate up to 700 jobs over the next four years
- RM400M facility to generate up to RM3.6B in Graphjet revenue
- Land and local permissions secured; Target Q1 2025 for first production



Reducing Reliance on China

China is the largest producer of graphite and graphene, primarily using high pollution approaches

GRAPHJET TECHNOLOGY

The **European Union** and the **United States** have identified reliance on China for critical raw materials as a key security threat

- Identified graphite and graphene critical to battery production
- Anticipating massive increases in demand in conjunction with green energy and carbon reduction policies
- Upcoming **EU Critical Raw Materials Act** focuses on supply chains
- **US Inflation Reduction Act** incentivizes trade from non-China partners

China Graphene Manufacturers (only Graphene)

Company PLC	Location	Production in Tonnes
BTR New Material Group Co Ltd	China	30,000 tonne/year
Fangda Carbon New Material Co., Ltd.	China	15,400 tonne /year
Guangdong Dowstone Tech Ltd,. Co	China	100 tonne/year
Baotailong New Materials Co Ltd	China	150 tonne/year
Shenzhen XFH Technology Co Ltd	China	3,000 tonne /year

Current Global Top Manufactures of Graphene (only Graphene)

Company	Location	Production in Tonnes
Talga Resources Ltd	Australia	8,500 tonne/ year
Versarien PLC	UK	100 tonne / year
Saint Jean Carbon INC	Canada	5,000 tonne / year

Source: Industry reports and company estimates

EU: Green Deal Industrial Plan

European Commission

With the **Green Deal Industrial Plan**, the Commission will promote the creation of a more supportive environment for deploying the clean tech manufacturing capacity required to meet Europe's ambitious green targets – including to make Europe the first climate neutral continent by 2050.

A predictable and simplified regulatory environment

- Quick deployment of manufacturing capacity
- Critical Raw Materials Supply
- Affordable and sustainable energy
- Net-Zero Industry Act
- Promote regulatory sandboxes
- Electricity Market Design reform

Enhancing skills

- Green and digital skills
- European Skills Agenda, Partnership for Skills

Speeding up access to finance

- National and EU funding
- InvestEU, REPowerEU, Innovation Fund, State aid Temporary Crisis and Transition Framework, a European Sovereignty Fund

Trade and resilient supply chains

- Diversified access to critical inputs
- Free Trade Agreements, Critical Raw Materials Club, Clean Tech/Net-zero Industrial Partnerships

US: Inflation Reduction Act



The US **Inflation Reduction Act** incentivizes green energy and electric vehicles with sizeable tax credits, but only if the raw materials are sourced from or processed in a US trade friendly country.

US passenger EV* sales forecast


History
Previous base case
High Case
New US tax credit and recent industry announcements significantly increase the likelihood of high case
0
1
2
3
4
5
6
7
8
0.2
0.4
0.3
0.3
0.6
0.9
1.6
2.3
3.0
3.8
4.7
5.7
6.7
7.7
1.3
1.8
2.1
2.3
2.6
2.9
3.1
3.4
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

*EV includes battery electric vehicles (BEV) and plug-in hybrid electric vehicles (PHEV)
Source: Rystad Energy Battery Solution, Rystad Energy research and analysis

Bloomberg
US Edition

16 August 2022, 13:59 GMT-4

Graphite is a key part of today's electric vehicle batteries. It's also tricky for Americans eyeing a tax break for buying climate-friendly cars.

EVs can qualify for a $7,500 tax credit under President Joe Biden's climate and tax bill, as long as their batteries contain minerals extracted from or processed in a country with a free trade agreement with the US, and providing part of the components are made or assembled in North America. The measure, under the Inflation Reduction Act, kicks in next year, and content requirements get stricter after 2024.

Joins World Economic Forum New Champions Program

Consortium of Global Leading Companies Focused on Innovation and Sustainability

- Dynamic, high-growth companies championing new business models, emerging technologies, and sustainable growth strategies
- Emphasizing energy transition and carbon emission reduction technologies
- Connects emerging technologies to largest global corporations


WORLD
ECONOMIC
FORUM

MIT Industrial Liaison Program

Graphjet is the first Malaysian company to join the MIT ILP program

- Program founded in 1948
- Graphjet joined more than 240 MIT ILP member companies, including Boeing, Apple, BMW, Hyundai, Mitsubishi, Nissan and Samsung
- The ILP directly connects global leading member companies with MIT resources to address global challenges and anticipate future needs


WHAT IS GRAPHENE ?
WE CREATE OUR OWN GRAPHENE
MIT Sloan
MIT Sloan

Winner at International Innovation Awards

Recognized among global companies as Outstanding Innovation Leader

- Recognized for innovation in using palm kernel shell waste product to create graphite and graphene
- 1 of 39 global companies recognized
- 200 applications across 19 countries were judged across three categories: Product, Service & Solution, and Organization & Culture


SERVICE & SOLUTION
GRAPHJET
TECHNOLOGY
GRAPHJET TECHNOLOGY'S STATE-OF-THE-ART

Forecast Revenue Phase 1 - First Factory

GRAPHJET TECHNOLOGY

Production for FY Contracted & FY Owned Facilities

- 10,000 tons graphite
- 60 tons graphene

Profit After Tax

- FY Contracted: (51.3%) USD $443,436,781
- FY Owned: (61.8%) USD $533,631,483

Graphite sales price/ton: USD $4,546
Graphene sales price/ton: USD $13,636,364

Cost is lower at FY Owned due to shifting from contract manufacturing to company's own factory production

Exchange rate conversion from MYR to USD at MYR 4.40/USD
Actual sales price varies depends on exchange rate fluctuation

	FY Contracted	**FY Owned**
	USD	**USD**
Revenue Graphene	818,181,818	818,181,818
Revenue Graphite	45,454,545	45,454,545
Net Revenue	**863,636,364**	**863,636,364**
COGS	271,383,959	139,298,385
Gross Profit	**592,252,405**	**724,337,978**
Gross Profit Margin(%}	*68.6%*	*83.9%*
Total Cost	**7,611,618**	**21,056,191**
Operating EBITDA	584,640,786	703,281,788
Operating EBITDA Margin%	*67.7%*	*81.4%*
Depreciation & Amortization	3,030,303	4,939,394
Net Interest	1,858,965	3,804,294
Taxation	140,032,667.73	168,515,205.00
Profit After Tax (PAT)	**443,436,781**	**533,631,483**
PAT%	*51.3%*	*61.8%*

Transaction Detail

GRAPHJET TECHNOLOGY

Sources

SPAC Cash in Trust(1)	$19,361,000
PIPE(2)	$0
Seller Rollover Equity (3)	$1,380,000,000
Total Sources	**$1,399,361,000**

Uses

Cash to Company Balance Sheet	$15,336,000
Seller Rollover Equity	$1,380,000,000
Transaction Expenses(4)	$4,025,000
Total Uses	**$1,399,361,000**

Pro Forma Post-Closing

PF Shares Outstanding	~150,402,028
Equity Value	$1,504,020,280
Debt	$0
Cash	$15,336,000
Enterprise Value	$1,488,684,280



SPAC Sponsors, 2.39%
SPAC Public Shareholders, 4.02%
Existing Graphjet Shareholders, 91.75%

Note:
(1) the amount from the various sources of cash may change based on (i) the amount of public stockholder redemptions prior to closing (ii) investor interest in the acquisition and (iii) the then current markets for equity and debt financing
(2) Assumes PIPE funds of $0
(3) Assumes pre-transaction valuation of target company at $1,380,000,000
(4) Differed IPO fees and fees from service providers (such as legal, audit and advisors), does not include additional fees for PIPE
(5) Assumes that there are no new awards under any new Surviving Company equity incentive plan. Assumes that there are no adjustments to the transaction consideration.
(6) Assuming a redemption price of $10.00 per share
(7) Warrants exercised on cashless basis at $18 market price

Valuation Benchmark

GRAPHJET TECHNOLOGY



GRAPHJET TECHNOLOGY
EV/Revenue (2023)
1.6x
Pre-money valuation at $1.38B

Enterprise Value / Sales



2023E
2024E
4.63x
3.52x
6.47x
4.45x
3.53x
3.24x
6.34x
3.21x
1.82x
1.77x
1.12x
1.04x
0.98x
0.96x
NanoXplore
Cnano
方大炭素
新材料科技股份有限公司
Fangda Carbon New Material Co.,Ltd.
DAEJOO
GRAFTech International
Nippon Carbon
TOKAI CARBON



GRAPHJET TECHNOLOGY
EV/EBITDA (2023)
2.36 x
Pre-money valuation at $1.38B

Enterprise Value / EBITDA



56.43x
21.27x
20.34x
13.78x
13.54x
13.62x
34.65x
14.10x
4.66x
4.37x
4.78x
4.07x
4.50x
3.89x
NanoXplore
Cnano
方大炭素
新材料科技股份有限公司
Fangda Carbon New Material Co.,Ltd.
DAEJOO
GRAFTech International
Nippon Carbon
TOKAI CARBON
GRAPHITE MANUFACTUER
GRAPHITE ELECTRODE &CARBON PRODUCTS

Source: FactSet Fundamentals, FactSet Estimates. Market data as of 09/08/2022. Multiples over 99x and below 0x are marked as 'NM'. Multiples where data is not available considered 'NA'.

Investment Highlights

- **Uniquely Positioned -** To be a leading producer of graphene and graphite materials with state-of-the-art technology for the manufacturing of graphene and graphite.
- **Breakthrough Technology** - Transforms an abundant and renewable waste product, palm kernel shells, into highly valued artificial graphene and graphite
- **Integral to Future High Technology Products -** Used in a wide variety of applications in Biomedical, Automotive, Sensor & Semiconductor, Digital Product and Energy Storage / Battery industries
- **Patented Technology & Raw Material Sourcing** – Enables production at significantly lower cost and at higher quality compared to existing market suppliers.
- **Compelling Valuation -** At $1.38B million pre-money equity value (based on 12.45x 2023 EBITDA) Graphjet is attractive compared to similar businesses and transactions.
- **Experienced Management Team-** Proven track record dedicated to clean and sustainable manufacturing of graphene and graphite materials using renewable waste products.

GRAPHJET
TECHNOLOGY



Matt Kreps
Darrow Associates Investor Relations
+1 214 597-8200
mkreps@darrowir.com